UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K/A

Amendment No. 1

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

ACCESS Newswire Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10185	26-1331503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ACCS	NYSE American

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) of ACCESS Newswire Inc. amends the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on May 13, 2025 (the “Original Report”). This Amendment is being filed solely for the purpose of including the iXBRL, as Exhibit 104 thereto, which was inadvertently omitted from the Original Report.

Except as described above, no changes have been made to the Original Filing and this Amendment does not modify, amend or update in any way any of the financial or other information contained in the Original Filing.

Item 2.02 — Results of Operations and Financial Condition

On May 13, 2025, ACCESS Newswire Inc. (the “Company”) issued a press release reporting the Company’s results for the quarter ended March 31, 2025. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 2.02 of this report, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by the Company on May 13, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACCESS Newswire Inc.

Date: May 13, 2025	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on May 13, 2025.

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